Exhibit 99.1

News Release	News Release

MAGNUM HUNTER RESOURCES ANNOUNCES
FINAL CLOSING OF
NULOCH RESOURCES ACQUISITION

FOR IMMEDIATE RELEASE – Houston – (Market Wire) – May 3, 2011 – Magnum Hunter Resources Corporation (NYSE: MHR) (NYSE Amex: MHR-PrC and MHR-PrD) (“Magnum Hunter” or the “Company”) announced today that the Company has closed the acquisition of NuLoch Resources Inc. (TSX-V: NLR) (OTCQX: NULCF) (“NuLoch”), a Williston Basin focused upstream oil and gas company.

About the Transaction

As a result of the purchase transaction, Magnum Hunter, through its indirect wholly-owned subsidiary, MHR Exchangeco Corporation ("Exchangeco"), acquired ownership and control of 100% of the outstanding Class A shares of NuLoch.  The transaction was completed pursuant to the Arrangement Agreement dated January 19, 2011 among Magnum Hunter, Exchangeco and NuLoch and a related plan of arrangement under the Business Corporations Act (Alberta) that was approved by the NuLoch security holders and the Court of Queen's Bench of Alberta on April 28, 2011.  Magnum Hunter stockholders approved the issuance of shares of Magnum Hunter common stock in connection with the acquisition at the Company’s 2011 annual meeting of stockholders held April 29, 2011. Under the transaction, for each Class A share held, NuLoch shareholders received 0.3304 of a share of common stock of Magnum Hunter, or in certain circumstances, 0.3304 of an exchangeable share of Exchangeco which is exchangeable by the holder for a share of common stock of Magnum Hunter at any time for no additional consideration, or a combination thereof.  The transaction was effected to allow Magnum Hunter to acquire the entirety of the business and assets of NuLoch, which occurred upon closing of the transaction today.

About Magnum Hunter Resources Corporation

Magnum Hunter Resources Corporation is an independent oil and gas company engaged in the acquisition, development and production of oil and natural gas, primarily in the states of West Virginia, North Dakota, and Texas. The Company is presently active in three of the most prolific shale resource plays in the United States, namely the Marcellus Shale, Eagle Ford Shale and Williston Basin/Bakken Shale.

For more information, please view our website at http://www.magnumhunterresources.com/

Forward-Looking Statements

The statements and information provided by Magnum Hunter Resources Corporation and its affiliates (“Magnum Hunter” or the “Company”) in this document that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among other, the following: adverse economic conditions in the United States, Canada and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil and natural gas; the effects of government regulation, permitting, and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity.

With respect to the NuLoch acquisition, factors, risks and uncertainties that may cause actual results, performance or achievements to vary materially from those anticipated in forward-looking statements include, but are not limited to, failure to realize the expected benefits of the transaction; negative effects of consummation of the transaction on the market price of our common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the Company following the transaction; and other factors. These factors are in addition to the risks described in our public filings made from time to time with the Securities and Exchange Commission. Most of these factors are difficult to anticipate and are beyond our control.

Because forward-looking statements are subject to risks and uncertainties, actual results made differ materially from those expressed or implied by such statements. Readers are cautioned not to place undue reliance on forward-looking statements, contained herein, which speak only as of the date of this document.  Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, including estimates, whether as a result of new information, future events, or otherwise. We urge readers to review and consider disclosures we make in our public filings made from time to time with the Securities and Exchange Commission that discuss factors germane to our business, including our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Magnum Hunter Contact:	M. Bradley Davis Senior Vice President of Capital Markets bdavis@magnumhunterresources.com (832) 203-4545